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                                                                    EXHIBIT 23.1

                      [PRICEWATERHOUSECOOPERS LETTERHEAD]


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 26, 1999 relating to the financial statements, which appear in the Cabot Oil & Gas Corporation Annual Report on Form 10-K for the year ended December 31, 1998. We also consent to the references to us under the heading "Independent Accountants" in such Registration Statement.



                                           PricewaterhouseCoopers LLP


Houston, Texas
September 15, 1999